Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes	14. Income Taxes. No provision for income taxes has been recorded due to the 100% valuation allowance provided against net operating loss carry forwards.

NOTE 10 – Income Taxes

The reconciliation of income tax benefit at the U.S. statutory rate of 34% for the years ended December 31, 2011 and 2010 to the Company’s effective tax rate is as follows:

	Year ended December 31,
	2011	2010
U.S. federal statutory rate	-34.0%	-34.0%
State income tax, net of federal benefit	-6.0%	-6.0%
Permanent differences	8.7%	0.0%
Increase in valuation allowance	31.9%	28.0%
Income tax provision (benefit)	0.6%	-12.0%

The benefit for income tax is summarized as follows:

	Year ended December 31,
	2011	2010
Federal:
Current	$-	$-
Deferred	(1,693,454)	(81,553)
State and local:
Current	-
Deferred	(298,845)	(14,392)
Change in valuation allowance	1,995,571	-
Income tax provision (benefit)	$3,272	$(95,945)

The tax effects of temporary differences that give rise to the Company’s net deferred tax liability as of December 31, 2011 and 2010 are as follows:

	Year ended December 31,
	2011	2010
Deferred tax assets
Net operating losses	$1,003,188	$274,138
Allowance for doubtful accounts	179,810	47,342
	1,182,998	321,480
Less: valuation allowance	(1,182,998)	(274,138)
	-	47,342
Deferred tax liability
Depreciation	102,022	(146,092)
Total deferred tax liability	$102,022	$(98,750)

As of December 31, 2011 and 2010, the Company had approximately $2,500,000 and $685,000 of federal and state net operating loss carryovers (“NOLs”) which begin to expire in 2028. Utilization of the NOLs may be subject to limitation under the Internal Revenue Code Section 382 should there be a greater than 50% ownership change as determined under regulations. The change in ownership occurred of the Company that in June 2011 resulted in an annual limitation on the usage of the Company’s pre-acquisition net operating loss carryforwards.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, management has established a full valuation allowance against all of the deferred tax asset relating to NOLs for every period because it is more likely than not that all of the deferred tax asset will not be realized.

The Company files U.S. federal and states of California tax returns that are subject to audit by tax authorities beginning with the year ended December 31, 2008.The Company’s policy is to classify assessments, if any, for tax and related interest and penalties as tax expense. We do not currently have any ongoing tax examinations.